==============================================================================

                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                 --------------



                                   FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):            October 6, 2000
                                                         ---------------------



                                LOEWS CORPORATION
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                      1-6541                     13-2646102
------------------------------------------------------------------------------
(State or other jurisdiction      (Commission             (IRS Employer
 of Incorporation)                 File Number)            Identification No.)



667 Madison Avenue, New York, N.Y.                             10021-8087
------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code           (212) 521-2000
                                                          --------------------



                                 NOT APPLICABLE
------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



==============================================================================





Item 5. Other Events.
        ------------

  Registrant's 87% owned subsidiary, CNA Financial Corporation, filed a Current Report on Form 8-K dated October 6, 2000 relating to the sale of its life reinsurance business to Munich American Reassurance Company. A copy of the press release issued by CNA Financial Corporation is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

(a)	Exhibits.

Exhibit 99.1 Press Release issued by CNA Financial Corporation, dated October 6, 2000.


                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                                   LOEWS CORPORATION
                                                   -----------------



Dated:  October 6, 2000                            By:  /s/ Barry Hirsch
                                                        ----------------------
                                                             Barry Hirsch,
                                                        Senior Vice President,
                                                         General Counsel and
                                                               Secretary